The Hartford

Investor Financial Supplement
June 30, 2026

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

On June 3, 2026, The Hartford entered into an agreement to sell Hartford Funds Management, Inc. ("Hartford Funds"). As a result, the assets and liabilities of this business will now be accounted for as held for sale and operating results of the Hartford Funds business are now included in discontinued operations within the Corporate category for all periods presented. This change has the effect of reducing previously reported core earnings.

The Hartford Insurance Group, Inc.

As of July 22, 2026
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	AA-	Aa3
	Hartford Life and Accident Insurance Company	A+	AA-	A1
	Navigators Insurance Company	A+	AA-	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Standard and Poor's and Moody's
- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
Internet address:	NR - Not Rated
http://www.thehartford.com
Other Ratings:
Contact:	Senior debt	a	A-	A3
Kate Jorens	Junior subordinated debentures	bbb+	BBB	Baa1
SVP, Treasurer & Head of Investor Relations	Preferred stock	bbb+	BBB	Baa2
Phone (860) 547-4066
-The Hartford Insurance Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s and Moody’s

Transfer Agent
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Insurance Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Insurance Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Hartford Insurance Group, Inc.
Investor Financial Supplement

The Hartford Insurance Group, Inc.
Consolidated Financial Results

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Highlights
Net income	$1,298	$856	$1,131	$1,080	$995	$630	$2,154	$1,625
Net income available to common stockholders [1]	$1,293	$851	$1,126	$1,074	$990	$625	$2,144	$1,615
Core earnings*	$945	$812	$1,087	$1,022	$932	$592	$1,757	$1,524
Total revenues	$7,263	$6,941	$7,047	$6,946	$6,716	$6,546	$14,204	$13,262
Total assets	$87,983	$86,356	$86,029	$85,027	$83,671	$82,339
Per Share and Shares Data
Basic earnings per common share
Income from continuing operations, net of tax, available to common stockholders	$3.57	$2.89	$3.83	$3.61	$3.29	$2.02	$6.45	$5.30
Net income available to common stockholders	$4.73	$3.08	$4.05	$3.82	$3.49	$2.18	$7.80	$5.66
Core earnings*	$3.46	$2.94	$3.91	$3.64	$3.29	$2.07	$6.40	$5.35
Diluted earnings per common share
Income from continuing operations, net of tax, available to common stockholders	$3.53	$2.85	$3.76	$3.56	$3.24	$1.99	$6.38	$5.22
Net income available to common stockholders	$4.68	$3.04	$3.98	$3.77	$3.44	$2.15	$7.71	$5.58
Core earnings*	$3.42	$2.90	$3.85	$3.59	$3.24	$2.04	$6.32	$5.27
Weighted average common shares outstanding (basic)	273.3	276.1	278.3	280.9	283.7	286.6	274.7	285.1
Dilutive effect of stock compensation	3.0	3.8	4.3	4.1	4.0	4.2	3.4	4.1
Weighted average common shares outstanding and dilutive potential common shares (diluted)	276.3	279.9	282.6	285.0	287.7	290.8	278.1	289.2
Common shares outstanding	271.6	274.9	276.9	279.6	282.3	285.1
Book value per common share	$71.06	$67.50	$67.33	$64.79	$60.87	$57.91
Per common share impact of accumulated other comprehensive income [2]	8.73	8.79	7.43	7.17	8.45	9.05
Book value per common share (excluding AOCI)*	$79.79	$76.29	$74.76	$71.96	$69.32	$66.96
Book value per diluted share	$70.28	$66.58	$66.31	$63.86	$60.02	$57.07
Per diluted share impact of AOCI	8.63	8.67	7.31	7.06	8.33	8.92
Book value per diluted share (excluding AOCI)*	$78.91	$75.25	$73.62	$70.92	$68.35	$65.99
Common shares outstanding and dilutive potential common shares	274.6	278.7	281.2	283.7	286.3	289.3
Return on Common Stockholders' Equity ("ROE")
Net income available to common stockholders' ROE ("Net income ROE")	23.8%	23.0%	22.0%	20.3%	19.8%	18.8%
Core earnings ROE*	18.7%	19.2%	18.3%	17.3%	16.0%	15.1%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, liability for future policy benefits adjustments, and pension and other postretirement benefit plan adjustments.

The Hartford Insurance Group, Inc.
Consolidated Statements of Operations

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Earned premiums	$6,279	$6,145	$6,141	$6,093	$5,961	$5,835	$12,424	$11,796
Fee income	86	87	84	84	86	86	173	172
Net investment income	800	734	825	755	658	652	1,534	1,310
Net realized gains (losses)	64	(52)	(30)	(17)	(19)	(49)	12	(68)
Other revenues	34	27	27	31	30	22	61	52
Total revenues	7,263	6,941	7,047	6,946	6,716	6,546	14,204	13,262
Benefits, losses and loss adjustment expenses	4,081	3,998	3,733	3,793	3,712	4,000	8,079	7,712
Amortization of deferred policy acquisition costs ("DAC")	669	656	645	639	625	607	1,325	1,232
Insurance operating costs and other expenses [1]	1,215	1,228	1,267	1,203	1,138	1,147	2,443	2,285
Interest expense	50	50	49	50	50	50	100	100
Amortization of other intangible assets	17	18	18	18	17	18	35	35
Total benefits, losses and expenses	6,032	5,950	5,712	5,703	5,542	5,822	11,982	11,364
Income from continuing operations before income taxes	1,231	991	1,335	1,243	1,174	724	2,222	1,898
Income tax expense	251	187	266	222	236	140	438	376
Income from continuing operations, net of tax	980	804	1,069	1,021	938	584	1,784	1,522
Income from discontinued operations, net of tax	318	52	62	59	57	46	370	103
Net income	1,298	856	1,131	1,080	995	630	2,154	1,625
Preferred stock dividends	5	5	5	6	5	5	10	10
Net income available to common stockholders	1,293	851	1,126	1,074	990	625	2,144	1,615
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized (gains) losses, excluded from core earnings, before tax [1]	(40)	51	30	15	19	47	11	66
Integration and other non-recurring M&A costs, before tax [2]	3	1	1	2	2	2	4	4
Change in deferred gain on retroactive reinsurance, before tax	—	(36)	—	(8)	(24)	(32)	(36)	(56)
Income tax expense (benefit) [3]	7	(3)	(8)	(2)	2	(4)	4	(2)
Income from discontinued operations, net of tax	(318)	(52)	(62)	(59)	(57)	(46)	(370)	(103)
Core earnings	$945	$812	$1,087	$1,022	$932	$592	$1,757	$1,524
[1]Includes a loss on disposal of real estate, which was reported in insurance operating costs and other expenses and sold during the second quarter of 2026.
[2]Includes integration costs in connection with the 2019 acquisition of Navigators Group.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Operating Results By Segment

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net income (loss):
Business Insurance	$704	$536	$897	$710	$696	$477	$1,240	$1,173
Personal Insurance	130	139	212	139	91	5	269	96
Property & Casualty Other Operations ("P&C Other Operations")	17	42	(141)	12	13	13	59	26
Property & Casualty ("P&C")	851	717	968	861	800	495	1,568	1,295
Employee Benefits	147	118	130	144	150	133	265	283
Sub-total	998	835	1,098	1,005	950	628	1,833	1,578
Corporate [1]	300	21	33	75	45	2	321	47
Net income	1,298	856	1,131	1,080	995	630	2,154	1,625
Preferred stock dividends	5	5	5	6	5	5	10	10
Net income available to common stockholders	$1,293	$851	$1,126	$1,074	$990	$625	$2,144	$1,615

Core earnings (loss):
Business Insurance	$695	$551	$915	$723	$697	$471	$1,246	$1,168
Personal Insurance	128	141	214	143	94	6	269	100
P&C Other Operations	17	14	(140)	14	14	13	31	27
P&C	840	706	989	880	805	490	1,546	1,295
Employee Benefits	139	127	138	149	163	136	266	299
Sub-total	979	833	1,127	1,029	968	626	1,812	1,594
Corporate	(34)	(21)	(40)	(7)	(36)	(34)	(55)	(70)
Core earnings	$945	$812	$1,087	$1,022	$932	$592	$1,757	$1,524
[1] For all periods presented, includes income from discontinued operations from the Company's Hartford Funds business accounted for as held for sale.

The Hartford Insurance Group, Inc.
Consolidating Balance Sheets

	Property & Casualty		Employee Benefits		Corporate [1] [2]		Consolidated
	Jun 30 2026	Dec 31 2025	Jun 30 2026	Dec 31 2025	Jun 30 2026	Dec 31 2025	Jun 30 2026	Dec 31 2025
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$37,878	$37,689	$7,749	$8,157	$197	$195	$45,824	$46,041
Fixed maturities, at fair value using the fair value option	95	127	30	41	—	—	125	168
Equity securities, at fair value	205	121	49	23	306	278	560	422
Mortgage loans, net	5,705	5,263	1,557	1,574	—	—	7,262	6,837
Limited partnerships and other alternative investments	4,803	4,503	1,217	1,186	115	115	6,135	5,804
Other investments	221	212	6	6	—	—	227	218
Short-term investments	1,614	2,104	360	365	1,892	1,535	3,866	4,004
Total investments	50,521	50,019	10,968	11,352	2,510	2,123	63,999	63,494
Cash	106	117	13	—	6	5	125	122
Restricted cash	76	42	2	2	—	—	78	44
Accrued investment income	391	378	93	94	3	1	487	473
Premiums receivable and agents’ balances, net	6,369	5,727	640	589	—	—	7,009	6,316
Reinsurance recoverables, net [4]	6,517	6,684	310	294	210	213	7,037	7,191
Deferred policy acquisition costs ("DAC")	1,425	1,309	39	38	—	—	1,464	1,347
Deferred income taxes [3]	522	485	(37)	(32)	722	484	1,207	937
Goodwill	778	778	723	723	138	138	1,639	1,639
Property and equipment, net	800	822	55	59	12	43	867	924
Other intangible assets	265	280	256	276	—	—	521	556
Other assets	2,034	1,626	199	169	416	327	2,649	2,122
Assets held for sale	—	—	—	—	901	864	901	864
Total assets	$69,804	$68,267	$13,261	$13,564	$4,918	$4,198	$87,983	$86,029
Unpaid losses and loss adjustment expenses	$38,981	$38,155	$8,165	$8,113	$—	$—	$47,146	$46,268
Reserves for future policy benefits [4]	—	—	294	291	153	153	447	444
Other policyholder funds and benefits payable [4]	—	—	412	409	194	203	606	612
Unearned premiums	10,804	10,012	32	41	—	—	10,836	10,053
Debt	—	—	—	—	4,374	4,371	4,374	4,371
Other liabilities	2,876	3,060	96	227	1,789	1,839	4,761	5,126
Liabilities held for sale	—	—	—	—	180	176	180	176
Total liabilities	52,661	51,227	8,999	9,081	6,690	6,742	68,350	67,050
Common stockholders' equity, excluding AOCI*	17,836	17,450	4,505	4,678	(671)	(1,426)	21,670	20,702
Preferred stock	—	—	—	—	334	334	334	334
AOCI, net of tax	(693)	(410)	(243)	(195)	(1,435)	(1,452)	(2,371)	(2,057)
Total stockholders' equity	17,143	17,040	4,262	4,483	(1,772)	(2,544)	19,633	18,979
Total liabilities and stockholders' equity	$69,804	$68,267	$13,261	$13,564	$4,918	$4,198	$87,983	$86,029
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $1.9 billion and $1.5 billion as of June 30, 2026 and December 31, 2025, respectively, held by the holding company of The Hartford Insurance Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes discontinued operations from the Company's Hartford Funds business accounted for as held for sale.
[3]As of June 30, 2026, Corporate deferred income taxes includes a deferred tax asset of $251, related to an income tax benefit representing the difference between the tax basis and U.S. GAAP carrying value of Hartford Funds.
[4]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

The Hartford Insurance Group, Inc.
Capital Structure

	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025
Debt
Senior notes	$3,875	$3,873	$3,872	$3,871	$3,870	$3,869
Junior subordinated debentures	499	499	499	499	499	499
Total debt	$4,374	$4,372	$4,371	$4,370	$4,369	$4,368
Stockholders' Equity
Total stockholders’ equity	$19,633	$18,889	$18,979	$18,450	$17,518	$16,844
Less: Preferred stock	334	334	334	334	334	334
Less: AOCI	(2,371)	(2,416)	(2,057)	(2,003)	(2,384)	(2,580)
Common stockholders' equity, excluding AOCI	$21,670	$20,971	$20,702	$20,119	$19,568	$19,090
Capitalization
Total capitalization, including AOCI, net of tax	$24,007	$23,261	$23,350	$22,820	$21,887	$21,212
Total capitalization, excluding AOCI, net of tax*	$26,378	$25,677	$25,407	$24,823	$24,271	$23,792
Debt to Capitalization Ratios
Total debt to capitalization, including AOCI	18.2%	18.8%	18.7%	19.1%	20.0%	20.6%
Total debt to capitalization, excluding AOCI*	16.6%	17.0%	17.2%	17.6%	18.0%	18.4%
Total debt and preferred stock to capitalization, including AOCI	19.6%	20.2%	20.1%	20.6%	21.5%	22.2%
Total debt and preferred stock to capitalization, excluding AOCI*	17.8%	18.3%	18.5%	19.0%	19.4%	19.8%
Total rating agency adjusted debt to capitalization [1] [2]	19.0%	19.6%	19.5%	20.0%	20.8%	21.5%
Fixed Charge Coverage Ratios
Total earnings to total fixed charges [3]	20.5:1	19.5:1	21.6:1	20.3:1	18.8:1	14.7:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion as of both June 30, 2026 and 2025.
[2]Results reflect 50% equity credit for the Company's outstanding junior subordinated debentures and the Company’s outstanding preferred stock based on the rating agency methodology.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

The Hartford Insurance Group, Inc.
Statutory Capital To U.S. GAAP Stockholders' Equity Reconciliation
June 30, 2026

	P&C	Employee Benefits
U.S. statutory net income [1][2]	$1,402	$285
U.S. statutory capital [2][3][4]	$14,780	$2,502
U.S. GAAP adjustments [2]:
DAC	1,369	39
Non-admitted deferred tax assets [5]	219	140
Deferred taxes [6]	(434)	(338)
Goodwill	156	723
Other intangible assets	20	256
Non-admitted assets other than deferred taxes	887	121
Asset valuation and interest maintenance reserve	—	264
Benefit reserves	(58)	433
Unrealized losses on investments	(859)	(546)
Deferred gain on retroactive reinsurance agreements [7]	(850)	—
Other, net	753	668
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	15,983	4,262
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,160	—
Total U.S. GAAP stockholders’ equity	$17,143	$4,262
[1]Statutory net income is for the six months ended June 30, 2026.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the asbestos and environmental adverse development cover ("A&E ADC") agreement that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

The Hartford Insurance Group, Inc.
Accumulated Other Comprehensive Income (Loss)

	As Of
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025
Net unrealized loss on fixed maturities, AFS	$(942)	$(1,011)	$(641)	$(656)	$(1,029)	$(1,237)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(3)	(3)	(3)	(3)	(5)	(6)
Net gains on cash flow hedging instruments	(16)	13	16	15	6	40
Total net unrealized gain (loss)	(961)	(1,001)	(628)	(644)	(1,028)	(1,203)
Foreign currency translation adjustments	42	43	42	43	45	29
Liability for future policy benefits adjustments	26	28	24	22	29	30
Pension and other postretirement plan adjustments	(1,478)	(1,486)	(1,495)	(1,424)	(1,430)	(1,436)
Total AOCI	$(2,371)	$(2,416)	$(2,057)	$(2,003)	$(2,384)	$(2,580)

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Written premiums	$4,937	$4,766	$4,231	$4,560	$4,796	$4,599	$9,703	$9,395
Change in unearned premium reserve	369	287	(309)	70	441	376	656	817
Earned premiums	4,568	4,479	4,540	4,490	4,355	4,223	9,047	8,578
Fee income	19	20	20	19	19	19	39	38
Losses and loss adjustment expenses
Current accident year before catastrophes	2,677	2,570	2,564	2,661	2,537	2,454	5,247	4,991
Current accident year catastrophes	222	230	(1)	70	212	467	452	679
Prior accident year development	(111)	(41)	(12)	(103)	(187)	(122)	(152)	(309)
Total losses and loss adjustment expenses	2,788	2,759	2,551	2,628	2,562	2,799	5,547	5,361
Amortization of DAC	660	648	637	631	616	599	1,308	1,215
Insurance operating costs	716	740	767	728	681	696	1,456	1,377
Amortization of other intangible assets	7	8	8	8	7	8	15	15
Dividends to policyholders	12	12	11	12	11	10	24	21
Underwriting gain*	404	332	586	502	497	130	736	627
Net investment income	645	587	656	605	526	512	1,232	1,038
Net realized gains (losses)	17	(24)	(25)	(30)	(26)	(26)	(7)	(52)
Net servicing and other income (expense)	1	4	2	3	4	4	5	8
Income before income taxes	1,067	899	1,219	1,080	1,001	620	1,966	1,621
Income tax expense	216	182	251	219	201	125	398	326
Net income	851	717	968	861	800	495	1,568	1,295
Adjustments to reconcile net income to core earnings:
Net realized (gains) losses, excluded from core earnings, before tax	(19)	23	24	28	28	24	4	52
Integration and other non-recurring M&A costs, before tax	3	1	1	2	2	2	4	4
Change in deferred gain on retroactive reinsurance, before tax	—	(36)	—	(8)	(24)	(32)	(36)	(56)
Income tax expense (benefit) [1]	5	1	(4)	(3)	(1)	1	6	—
Core earnings	$840	$706	$989	$880	$805	$490	$1,546	$1,295
ROE
Net income available to common stockholders [2]	24.8%	25.3%	23.7%	21.5%	20.6%	18.8%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized (gains) losses, excluded from core earnings, before tax	0.4%	0.8%	0.8%	0.7%	0.8%	1.1%
Integration and other non-recurring M&A costs, before tax	0.1%	—%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	(0.3%)	(0.5%)	(0.5%)	(0.5%)	(0.7%)	(0.8%)
Income tax expense (benefit) [1]	—%	(0.1%)	(0.1%)	(0.1%)	—%	(0.1%)
Impact of AOCI, excluded from core earnings ROE	(1.6%)	(1.8%)	(1.6%)	(1.0%)	(2.0%)	(1.8%)
Core earnings [2]	23.4%	23.7%	22.4%	20.7%	18.8%	17.3%
[1]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Workers’ compensation	$(51)	$(59)	$(67)	$(62)	$(61)	$(65)	$(110)	$(126)
Workers' compensation discount accretion	11	12	11	11	11	12	23	23
General liability	46	70	—	—	—	—	116	—
Marine	—	4	—	—	—	—	4	—
Commercial property	(11)	(4)	(14)	(5)	(20)	(3)	(15)	(23)
Professional liability	—	(4)	(6)	—	(11)	—	(4)	(11)
Bond	(32)	—	(49)	—	(22)	—	(32)	(22)
Assumed reinsurance	—	5	—	—	—	—	5	—
Commercial automobile liability	26	—	12	—	—	—	26	—
Personal automobile liability	(24)	(15)	(32)	(33)	(10)	(12)	(39)	(22)
Homeowners	(14)	(15)	(7)	(5)	(13)	(18)	(29)	(31)
Net asbestos and environmental reserves	—	—	165	—	—	—	—	—
Catastrophes	(50)	—	(45)	—	(39)	—	(50)	(39)
Uncollectible reinsurance	—	—	—	6	—	—	—	—
Other reserve re-estimates, net [1]	(12)	1	20	(7)	2	(4)	(11)	(2)
Prior accident year development before change in deferred gain	(111)	(5)	(12)	(95)	(163)	(90)	(116)	(253)
Change in deferred gain on retroactive reinsurance included in other liabilities	—	(36)	—	(8)	(24)	(32)	(36)	(56)
Total prior accident year development	$(111)	$(41)	$(12)	$(103)	$(187)	$(122)	$(152)	$(309)
[1]Other reserve re-estimates, net includes a favorable change in automobile physical damage reserves within Personal Insurance of $(10) and $(15), for the three and six months ended June 30, 2026 and $(8) and $(20) for the three and six months ended June 30, 2025, respectively.

The Hartford Insurance Group, Inc.
Property & Casualty
Underwriting Ratios

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Underwriting Gain	$404	$332	$586	$502	$497	$130	$736	$627
Underwriting Ratios
Loss and loss adjustment expense ratio	61.0	61.6	56.2	58.5	58.8	66.3	61.3	62.5
Expense ratio [1]	29.9	30.7	30.7	30.0	29.5	30.4	30.3	29.9
Policyholder dividend ratio	0.3	0.3	0.2	0.3	0.3	0.2	0.3	0.2
Combined ratio	91.2	92.6	87.1	88.8	88.6	96.9	91.9	92.7
Current accident year catastrophes and prior accident year development	(2.5)	(4.2)	0.3	0.7	(0.6)	(8.2)	(3.3)	(4.3)
Underlying combined ratio*	88.7	88.4	87.4	89.6	88.0	88.8	88.6	88.4

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio*	58.6	57.4	56.5	59.3	58.3	58.1	58.0	58.2
Current accident year catastrophes	4.9	5.1	—	1.6	4.9	11.1	5.0	7.9
Prior accident year development	(2.4)	(0.9)	(0.3)	(2.3)	(4.3)	(2.9)	(1.7)	(3.6)
Total loss and loss adjustment expense ratio	61.0	61.6	56.2	58.5	58.8	66.3	61.3	62.5
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Written premiums	$4,022	$3,904	$3,381	$3,573	$3,816	$3,686	$7,926	$7,502
Change in unearned premium reserve	359	332	(214)	33	392	362	691	754
Earned premiums	3,663	3,572	3,595	3,540	3,424	3,324	7,235	6,748
Fee income	12	12	12	11	11	11	24	22
Losses and loss adjustment expenses
Current accident year before catastrophes	2,134	2,044	2,015	2,051	1,952	1,891	4,178	3,843
Current accident year catastrophes	129	171	(12)	39	114	280	300	394
Prior accident year development	(52)	30	(152)	(60)	(146)	(83)	(22)	(229)
Total losses and loss adjustment expenses	2,211	2,245	1,851	2,030	1,920	2,088	4,456	4,008
Amortization of DAC	590	577	565	559	546	531	1,167	1,077
Insurance operating costs	539	558	581	546	507	512	1,097	1,019
Amortization of other intangible assets	7	7	8	7	7	7	14	14
Dividends to policyholders	12	12	11	12	11	10	24	21
Underwriting gain	316	185	591	397	444	187	501	631
Net investment income	556	505	562	519	449	437	1,061	886
Net realized gains (losses)	12	(19)	(21)	(26)	(20)	(24)	(7)	(44)
Other income (expense) [1]	(1)	1	(1)	—	(1)	(1)	—	(2)
Income before income taxes	883	672	1,131	890	872	599	1,555	1,471
Income tax expense	179	136	234	180	176	122	315	298
Net income	704	536	897	710	696	477	1,240	1,173
Adjustments to reconcile net income to core earnings:
Net realized (gains) losses, excluded from core earnings, before tax	(14)	18	21	23	23	22	4	45
Integration and other non-recurring M&A costs, before tax [1]	3	1	1	2	2	2	4	4
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	(8)	(24)	(32)	—	(56)
Income tax expense (benefit) [2]	2	(4)	(4)	(4)	—	2	(2)	2
Core earnings	$695	$551	$915	$723	$697	$471	$1,246	$1,168
[1]Includes Navigators Group integration costs.
[2]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Workers’ compensation	$(51)	$(59)	$(67)	$(62)	$(61)	$(65)	$(110)	$(126)
Workers' compensation discount accretion	11	12	11	11	11	12	23	23
General liability	46	70	—	—	—	—	116	—
Marine	—	4	—	—	—	—	4	—
Commercial property	(11)	(4)	(14)	(5)	(20)	(3)	(15)	(23)
Professional liability	—	(4)	(6)	—	(11)	—	(4)	(11)
Bond	(32)	—	(49)	—	(22)	—	(32)	(22)
Assumed reinsurance	—	5	—	—	—	—	5	—
Automobile liability	26	—	12	—	—	—	26	—
Catastrophes	(37)	—	(35)	—	(28)	—	(37)	(28)
Other reserve re-estimates, net	(4)	6	(4)	4	9	5	2	14
Prior accident year development before change in deferred gain	(52)	30	(152)	(52)	(122)	(51)	(22)	(173)
Change in deferred gain on retroactive reinsurance included in other liabilities	—	—	—	(8)	(24)	(32)	—	(56)
Total prior accident year development	$(52)	$30	$(152)	$(60)	$(146)	$(83)	$(22)	$(229)

The Hartford Insurance Group, Inc.
Business Insurance
Underwriting Ratios

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Underwriting Gain	$316	$185	$591	$397	$444	$187	$501	$631
Underwriting Ratios
Loss and loss adjustment expense ratio	60.4	62.8	51.5	57.3	56.1	62.8	61.6	59.4
Expense ratio [1]	30.7	31.6	31.8	31.1	30.6	31.3	31.2	30.9
Policyholder dividend ratio	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Combined ratio	91.4	94.8	83.6	88.8	87.0	94.4	93.1	90.6
Current accident year catastrophes and prior accident year development	(2.1)	(5.6)	4.5	0.6	1.0	(5.9)	(3.8)	(2.4)
Underlying combined ratio	89.3	89.2	88.1	89.4	88.0	88.4	89.2	88.2

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	58.3	57.2	56.1	57.9	57.0	56.9	57.7	57.0
Current accident year catastrophes	3.5	4.8	(0.3)	1.1	3.3	8.4	4.1	5.8
Prior accident year development	(1.4)	0.8	(4.2)	(1.7)	(4.3)	(2.5)	(0.3)	(3.4)
Total loss and loss adjustment expense ratio	60.4	62.8	51.5	57.3	56.1	62.8	61.6	59.4

Combined Ratios by Line of Business
Small Business
Combined ratio	85.9	91.9	80.8	87.9	89.7	93.3	88.9	91.5
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.8)	(6.5)	0.2	(1.3)	(5.1)	(8.0)	(5.1)	(6.5)
Prior accident year development	4.4	4.0	6.4	3.2	4.5	4.1	4.2	4.3
Underlying combined ratio	86.5	89.4	87.3	89.8	89.0	89.4	87.9	89.2
Middle & Large Business
Combined ratio	101.9	95.6	91.1	90.8	86.6	99.8	98.8	93.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.1)	(3.7)	(0.7)	—	(1.1)	(8.9)	(3.4)	(5.0)
Prior accident year development	(3.5)	(0.7)	(1.0)	0.6	3.6	(0.3)	(2.1)	1.7
Underlying combined ratio	95.3	91.3	89.4	91.4	89.1	90.6	93.3	89.8
Global Specialty
Combined ratio	89.5	90.7	78.1	86.9	85.9	89.3	90.1	87.5
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.6)	(3.4)	2.0	(2.2)	(3.2)	(8.7)	(3.5)	(5.9)
Prior accident year development	—	(1.2)	7.5	1.1	2.1	3.4	(0.6)	2.8
Underlying combined ratio	85.8	86.1	87.6	85.8	84.8	84.0	86.0	84.4
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

The Hartford Insurance Group, Inc.
Business Insurance
Supplemental Data

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Written Premiums
Small Business	$1,612	$1,675	$1,444	$1,490	$1,503	$1,553	$3,287	$3,056
Middle & Large Business	1,250	1,170	1,116	1,231	1,197	1,111	2,420	2,308
Middle Market	1,076	961	936	1,054	1,039	931	2,037	1,970
National Accounts and Other	174	209	180	177	158	180	383	338
Global Specialty [1]	1,142	1,041	805	836	1,100	1,006	2,183	2,106
U.S.	651	553	541	551	619	559	1,204	1,178
International	146	118	134	114	142	113	264	255
Global Re	345	370	130	171	339	334	715	673
Other	18	18	16	16	16	16	36	32
Total	$4,022	$3,904	$3,381	$3,573	$3,816	$3,686	$7,926	$7,502
Earned Premiums
Small Business	$1,537	$1,485	$1,497	$1,465	$1,418	$1,360	$3,022	$2,778
Middle & Large Business	1,174	1,158	1,164	1,144	1,100	1,075	2,332	2,175
Middle Market	995	981	992	976	942	924	1,976	1,866
National Accounts and Other	179	177	172	168	158	151	356	309
Global Specialty [1]	934	911	918	915	890	873	1,845	1,763
U.S.	574	557	574	568	549	540	1,131	1,089
International	124	124	121	122	119	113	248	232
Global Re	236	230	223	225	222	220	466	442
Other	18	18	16	16	16	16	36	32
Total	$3,663	$3,572	$3,595	$3,540	$3,424	$3,324	$7,235	$6,748

Business Insurance Statistical Premium Information
Small Business
Net New Business Premium	$334	$333	$295	$308	$305	$298	$667	$603
Renewal Written Price Increases	4.1%	3.9%	4.5%	5.4%	6.0%	6.5%	4.0%	6.2%
Policy Count Retention	83%	84%	84%	84%	83%	84%	84%	84%
Policies In-Force (in thousands)	1,708	1,683	1,657	1,640	1,615	1,591
Middle Market [2]
Net New Business Premium	$203	$187	$176	$211	$190	$188	$390	$378
Renewal Written Price Increases	3.5%	4.5%	4.5%	5.5%	6.1%	7.0%	4.0%	6.5%
Premium Retention	81%	84%	83%	84%	82%	81%	82%	82%
Global Specialty
Gross New Business Premium [3]	$274	$233	$249	$238	$278	$225	$507	$503
Renewal Written Price Increases [4]	5.5%	4.9%	4.1%	3.2%	5.1%	5.9%	5.2%	5.5%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Written premiums	$915	$862	$850	$987	$980	$913	$1,777	$1,893
Change in unearned premium reserve	10	(45)	(95)	37	49	14	(35)	63
Earned premiums	905	907	945	950	931	899	1,812	1,830
Fee income	7	8	8	8	8	8	15	16
Losses and loss adjustment expenses
Current accident year before catastrophes	543	526	549	610	585	563	1,069	1,148
Current accident year catastrophes	93	59	11	31	98	187	152	285
Prior accident year development	(59)	(35)	(56)	(43)	(41)	(39)	(94)	(80)
Total losses and loss adjustment expenses	577	550	504	598	642	711	1,127	1,353
Amortization of DAC	70	71	72	72	70	68	141	138
Insurance operating costs	175	180	184	180	172	182	355	354
Amortization of other intangible assets	—	1	—	1	—	1	1	1
Underwriting gain (loss)	90	113	193	107	55	(55)	203	—
Net investment income	67	62	74	67	58	57	129	115
Net realized gains (losses)	4	(4)	(3)	(4)	(4)	(2)	—	(6)
Net servicing and other income (expense)	2	3	3	4	5	5	5	10
Income before income taxes	163	174	267	174	114	5	337	119
Income tax expense	33	35	55	35	23	—	68	23
Net income	130	139	212	139	91	5	269	96
Adjustments to reconcile net income to core earnings:
Net realized (gains) losses, excluded from core earnings, before tax	(4)	4	2	5	3	2	—	5
Income tax expense (benefit) [1]	2	(2)	—	(1)	—	(1)	—	(1)
Core earnings	$128	$141	$214	$143	$94	$6	$269	$100
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Automobile liability	$(24)	$(15)	$(32)	$(33)	$(10)	$(12)	$(39)	$(22)
Homeowners	(14)	(15)	(7)	(5)	(13)	(18)	(29)	(31)
Catastrophes	(13)	—	(10)	—	(11)	—	(13)	(11)
Other reserve re-estimates, net [1]	(8)	(5)	(7)	(5)	(7)	(9)	(13)	(16)
Total prior accident year development	$(59)	$(35)	$(56)	$(43)	$(41)	$(39)	$(94)	$(80)
[1]Other reserve re-estimates, net includes a favorable change in automobile physical damage reserves of $(10) and $(15) for the three and six months ended June 30, 2026 and $(8) and $(20) for the three and six months ended June 30, 2025, respectively.

The Hartford Insurance Group, Inc.
Personal Insurance
Underwriting Ratios

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Underwriting Gain (Loss)	$90	$113	$193	$107	$55	$(55)	$203	$—
Underwriting Ratios
Loss and loss adjustment expense ratio	63.8	60.6	53.3	62.9	69.0	79.1	62.2	73.9
Expense ratio	26.3	27.0	26.2	25.8	25.1	27.0	26.7	26.1
Combined ratio	90.1	87.7	79.6	88.7	94.1	106.1	88.9	100.0
Current accident year catastrophes and prior accident year development	(3.8)	(2.6)	4.7	1.2	(6.1)	(16.5)	(3.2)	(11.2)
Underlying combined ratio	86.3	85.0	84.3	90.0	88.0	89.7	85.7	88.8

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	60.0	58.0	58.1	64.2	62.8	62.6	59.0	62.7
Current accident year catastrophes	10.3	6.5	1.2	3.3	10.5	20.8	8.4	15.6
Prior accident year development	(6.5)	(3.9)	(5.9)	(4.5)	(4.4)	(4.3)	(5.2)	(4.4)
Total loss and loss adjustment expense ratio	63.8	60.6	53.3	62.9	69.0	79.1	62.2	73.9
Combined Ratios by Product
Automobile
Combined ratio	88.5	89.6	92.7	92.5	94.0	93.5	89.1	93.8
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.4)	(0.7)	(0.3)	(0.6)	(1.8)	(1.2)	(1.1)	(1.5)
Prior accident year development	6.2	3.3	6.5	6.0	3.0	3.8	4.8	3.4
Underlying combined ratio	93.3	92.2	98.9	97.9	95.2	96.1	92.8	95.7
Homeowners
Combined ratio	92.6	83.8	53.7	81.2	94.4	133.2	88.2	113.1
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(26.6)	(17.6)	(3.0)	(8.3)	(28.8)	(63.7)	(22.1)	(45.6)
Prior accident year development	7.2	4.8	4.8	1.6	7.1	5.6	6.0	6.4
Underlying combined ratio	73.3	71.0	55.5	74.4	72.7	75.1	72.1	73.9

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Distribution
Written Premiums
Direct	$718	$693	$672	$798	$796	$758	$1,411	$1,554
Agency	197	169	178	189	184	155	366	339
Total	$915	$862	$850	$987	$980	$913	$1,777	$1,893
Earned Premiums
Direct	$724	$734	$768	$781	$776	$757	$1,458	$1,533
Agency	181	173	177	169	155	142	354	297
Total	$905	$907	$945	$950	$931	$899	$1,812	$1,830
Product Line
Written Premiums
Automobile	$567	$565	$551	$633	$633	$627	$1,132	$1,260
Homeowners	348	297	299	354	347	286	645	633
Total	$915	$862	$850	$987	$980	$913	$1,777	$1,893
Earned Premiums
Automobile	$587	$593	$625	$634	$628	$618	$1,180	$1,246
Homeowners	318	314	320	316	303	281	632	584
Total	$905	$907	$945	$950	$931	$899	$1,812	$1,830

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data (Continued)

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Statistical Premium Information (Year Over Year)
Net New Business Premium
Automobile	$51	$53	$52	$71	$81	$81	$104	$162
Homeowners	$52	$43	$45	$59	$69	$62	$95	$131
Renewal Written Price Increases
Automobile	5.5%	6.8%	10.3%	11.3%	13.9%	15.7%	6.1%	14.8%
Homeowners	10.4%	11.8%	11.8%	12.6%	12.6%	12.3%	11.0%	12.5%
Effective Policy Count Retention
Automobile	81%	80%	80%	80%	79%	79%	80%	79%
Homeowners	82%	82%	82%	83%	83%	83%	82%	83%
Policies In-Force (in thousands)
Automobile	990	1,020	1,054	1,091	1,121	1,146
Homeowners	703	709	716	723	724	719

The Hartford Insurance Group, Inc.
P&C Other Operations
Income Statements

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Losses and loss adjustment expenses
Prior accident year development	$—	$(36)	$196	$—	$—	$—	$(36)	$—
Total losses and loss adjustment expenses	—	(36)	196	—	—	—	(36)	—
Insurance operating costs	2	2	2	2	2	2	4	4
Underwriting income (loss)	(2)	34	(198)	(2)	(2)	(2)	32	(4)
Net investment income	22	20	20	19	19	18	42	37
Net realized gains (losses)	1	(1)	(1)	—	(2)	—	—	(2)
Other expense	—	—	—	(1)	—	—	—	—
Income (loss) before income taxes	21	53	(179)	16	15	16	74	31
Income tax expense (benefit)	4	11	(38)	4	2	3	15	5
Net income (loss)	17	42	(141)	12	13	13	59	26
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized (gains) losses excluded from core earnings, before tax	(1)	1	1	—	2	—	—	2
Change in deferred gain on retroactive reinsurance, before tax	—	(36)	—	—	—	—	(36)	—
Income tax expense (benefit) [1]	1	7	—	2	(1)	—	8	(1)
Core earnings (loss)	$17	$14	$(140)	$14	$14	$13	$31	$27
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings (loss).

The Hartford Insurance Group, Inc.
Employee Benefits
Income Statements

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Earned premiums	$1,711	$1,666	$1,601	$1,603	$1,606	$1,612	$3,377	$3,218
Fee income	56	57	55	55	57	56	113	113
Net investment income	137	131	153	136	118	126	268	244
Net realized gains (losses)	9	(11)	(10)	(8)	(16)	(4)	(2)	(20)
Total revenues	1,913	1,843	1,799	1,786	1,765	1,790	3,756	3,555
Benefits, losses and loss adjustment expenses	1,291	1,238	1,180	1,163	1,150	1,199	2,529	2,349
Amortization of DAC	9	8	8	8	9	8	17	17
Insurance operating costs and other expenses	417	439	437	425	407	406	856	813
Amortization of other intangible assets	10	10	10	10	10	10	20	20
Total benefits, losses and expenses	1,727	1,695	1,635	1,606	1,576	1,623	3,422	3,199
Income before income taxes	186	148	164	180	189	167	334	356
Income tax expense	39	30	34	36	39	34	69	73
Net income	147	118	130	144	150	133	265	283
Adjustments to reconcile net income to core earnings:
Net realized (gains) losses, excluded from core earnings, before tax	(10)	11	9	8	15	4	1	19
Income tax expense (benefit) [1]	2	(2)	(1)	(3)	(2)	(1)	—	(3)
Core earnings	$139	$127	$138	$149	$163	$136	$266	$299
Margin
Net income margin	7.7%	6.4%	7.2%	8.1%	8.5%	7.4%	7.1%	8.0%
Core earnings margin*	7.4%	6.9%	7.6%	8.3%	9.2%	7.6%	7.2%	8.4%
ROE
Net income available to common stockholders [2]	14.9%	14.9%	15.0%	14.7%	16.1%	16.6%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized (gains) losses, excluded from core earnings, before tax	0.5%	1.3%	1.0%	1.2%	1.0%	0.8%
Income tax benefit [1]	(0.1%)	(0.2%)	(0.2%)	(0.2%)	(0.2%)	(0.2%)
Impact of AOCI, excluded from core earnings ROE	(1.2%)	(1.4%)	(1.2%)	(0.9%)	(1.6%)	(1.7%)
Core earnings [2]	14.1%	14.6%	14.6%	14.8%	15.3%	15.5%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Employee Benefits.

The Hartford Insurance Group, Inc.
Employee Benefits
Supplemental Data

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Premiums
Fully insured ongoing premiums
Group disability	$889	$870	$840	$835	$838	$844	$1,759	$1,682
Group life	652	649	640	648	644	650	1,301	1,294
Other [1]	135	135	121	120	120	118	270	238
Total fully insured ongoing premiums	1,676	1,654	1,601	1,603	1,602	1,612	3,330	3,214
Total buyouts [2]	35	12	—	—	4	—	47	4
Total premiums	$1,711	$1,666	$1,601	$1,603	$1,606	$1,612	$3,377	$3,218
Sales (Gross Annualized New Premiums)
Fully insured ongoing sales
Group disability	$77	$279	$31	$53	$48	$162	$356	$210
Group life	47	229	19	33	44	163	276	207
Other [1]	16	74	9	19	15	56	90	71
Total fully insured ongoing sales	140	582	59	105	107	381	722	488
Total buyouts [2]	35	12	—	—	4	—	47	4
Total sales	$175	$594	$59	$105	$111	$381	$769	$492
Ratios, Excluding Buyouts
Group disability loss ratio	74.8%	72.7%	70.5%	70.6%	68.5%	69.0%	73.7%	68.8%
Group life loss ratio	74.2%	73.2%	76.9%	74.2%	74.3%	79.9%	73.7%	77.1%
Total loss ratio	72.5%	71.7%	71.3%	70.1%	69.1%	71.9%	72.1%	70.5%
Expense ratio	25.2%	26.7%	27.5%	26.7%	25.7%	25.4%	25.9%	25.5%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.

The Hartford Insurance Group, Inc.
Corporate
Income Statements

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Fee income [1]	$11	$10	$9	$10	$10	$11	$21	$21
Other revenue	8	5	7	6	5	1	13	6
Net investment income	18	16	16	14	14	14	34	28
Net realized gains (losses)	38	(17)	5	21	23	(19)	21	4
Total revenues	75	14	37	51	52	7	89	59
Benefits, losses and loss adjustment expenses [2]	2	1	2	2	—	2	3	2
Insurance operating costs and other expenses [1] [3]	45	19	34	16	18	18	64	36
Interest expense	50	50	49	50	50	50	100	100
Total expenses	97	70	85	68	68	70	167	138
Loss from continuing operations before income taxes	(22)	(56)	(48)	(17)	(16)	(63)	(78)	(79)
Income tax benefit	(4)	(25)	(19)	(33)	(4)	(19)	(29)	(23)
Income (loss) from continuing operations, net of tax	(18)	(31)	(29)	16	(12)	(44)	(49)	(56)
Income from discontinued operations, net of tax [4]	318	52	62	59	57	46	370	103
Net income	300	21	33	75	45	2	321	47
Preferred stock dividends	5	5	5	6	5	5	10	10
Net income (loss) available to common stockholders	295	16	28	69	40	(3)	311	37
Adjustments to reconcile net income (loss) available to common stockholders to core loss:
Net realized (gains) losses, excluded from core earnings, before tax [3]	(11)	17	(3)	(21)	(24)	19	6	(5)
Income tax expense (benefit) [5]	—	(2)	(3)	4	5	(4)	(2)	1
Income from discontinued operations, net of tax	(318)	(52)	(62)	(59)	(57)	(46)	(370)	(103)
Core loss	$(34)	$(21)	$(40)	$(7)	$(36)	$(34)	$(55)	$(70)
[1]Includes investment management fees and expenses related to managing third-party assets.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Refer to [1] on page 2 for more information about a loss on disposal of real estate included within this line item.
[4]The three and six months ended June 30, 2026 includes $251 of income tax benefit associated with the sale of Hartford Funds representing the difference between the tax basis and U.S. GAAP carrying value of Hartford Funds.
[5]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Consolidated

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$583	$582	$575	$570	$550	$534	$1,165	$1,084
Tax-exempt	24	25	27	29	31	36	49	67
Total fixed maturities	607	607	602	599	581	570	1,214	1,151
Equity securities	5	5	5	4	3	4	10	7
Mortgage loans	83	80	78	76	72	70	163	142
Limited partnerships and other alternative investments [2]	114	75	160	91	13	39	189	52
Other [3]	16	(4)	5	8	12	(3)	12	9
Subtotal	825	763	850	778	681	680	1,588	1,361
Investment expense	(25)	(29)	(25)	(23)	(23)	(28)	(54)	(51)
Total net investment income	$800	$734	$825	$755	$658	$652	$1,534	$1,310
Annualized investment yield, before tax [4]	4.9%	4.5%	5.2%	4.8%	4.3%	4.3%	4.7%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	7.6%	5.1%	11.4%	6.7%	1.0%	3.1%	6.4%	2.1%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.7%	4.5%	4.6%	4.6%	4.6%	4.4%	4.6%	4.5%
Annualized investment yield, net of tax [4]	3.9%	3.6%	4.1%	3.9%	3.5%	3.4%	3.8%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.7%	3.6%	3.7%	3.7%	3.7%	3.5%	3.6%	3.6%
Average reinvestment rate [5]	5.4%	5.3%	5.4%	5.7%	5.9%	5.6%	5.4%	5.7%
Average sales/maturities yield [6]	4.8%	4.9%	5.3%	5.2%	4.6%	4.9%	4.8%	4.7%
Portfolio duration (in years) [7]	4.1	4.1	3.9	3.8	3.9	3.9	4.1	3.9
[1]Includes income on short-term investments.
[2]Within Property & Casualty, other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity funds and fixed income.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Property & Casualty

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$467	$466	$462	$458	$440	$426	$933	$866
Tax-exempt	18	20	21	23	24	27	38	51
Total fixed maturities	485	486	483	481	464	453	971	917
Equity securities	3	2	2	3	1	2	5	3
Mortgage loans	66	63	59	59	54	53	129	107
Limited partnerships and other alternative investments [2]	94	62	125	71	11	28	156	39
Other [3]	16	(3)	6	9	13	(2)	13	11
Subtotal	664	610	675	623	543	534	1,274	1,077
Investment expense	(19)	(23)	(19)	(18)	(17)	(22)	(42)	(39)
Total net investment income	$645	$587	$656	$605	$526	$512	$1,232	$1,038
Annualized investment yield, before tax [4]	5.0%	4.6%	5.2%	4.9%	4.4%	4.3%	4.8%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	8.1%	5.4%	11.5%	6.8%	1.1%	2.8%	6.8%	2.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.7%	4.5%	4.6%	4.7%	4.7%	4.4%	4.6%	4.5%
Annualized investment yield, net of tax [4]	4.0%	3.6%	4.2%	3.9%	3.5%	3.4%	3.8%	3.5%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.7%	3.6%	3.7%	3.8%	3.7%	3.5%	3.7%	3.6%
Average reinvestment rate [5]	5.4%	5.3%	5.4%	5.6%	5.8%	5.6%	5.3%	5.7%
Average sales/maturities yield [6]	4.8%	4.9%	5.3%	5.2%	4.7%	4.9%	4.9%	4.8%
Portfolio duration (in years) [7]	4.0	4.1	3.7	3.7	3.8	3.7	4.0	3.8
Footnotes [1] through [7] are explained on page 24.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Employee Benefits

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$101	$104	$102	$100	$98	$97	$205	$195
Tax-exempt	4	4	4	5	6	7	8	13
Total fixed maturities	105	108	106	105	104	104	213	208
Equity securities	1	—	—	—	1	1	1	2
Mortgage loans	17	17	19	17	18	17	34	35
Limited partnerships and other alternative investments [2]	20	13	35	20	2	11	33	13
Other [3]	—	(1)	(1)	(1)	(1)	(1)	(1)	(2)
Subtotal	143	137	159	141	124	132	280	256
Investment expense	(6)	(6)	(6)	(5)	(6)	(6)	(12)	(12)
Total net investment income	$137	$131	$153	$136	$118	$126	$268	$244
Annualized investment yield, before tax [4]	4.8%	4.5%	5.3%	4.8%	4.1%	4.3%	4.7%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.6%	4.3%	12.4%	7.1%	0.8%	4.1%	5.5%	2.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.6%	4.6%	4.5%	4.5%	4.4%	4.4%	4.6%	4.4%
Annualized investment yield, net of tax [4]	3.8%	3.6%	4.2%	3.8%	3.3%	3.5%	3.7%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.6%	3.6%	3.6%	3.6%	3.5%	3.5%	3.6%	3.5%
Average reinvestment rate [5]	5.8%	5.6%	5.6%	5.9%	6.1%	5.8%	5.7%	6.0%
Average sales/maturities yield [6]	4.7%	4.9%	5.0%	5.1%	4.3%	4.7%	4.8%	4.5%
Portfolio duration (in years) [7]	5.2	5.2	5.0	4.9	5.0	5.0	5.2	5.0
Footnotes [1] through [7] are explained on page 24.

The Hartford Insurance Group, Inc.
Net Investment Income
Consolidated

	Three Months Ended						Six Months Ended
Net Investment Income by Segment	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net Investment Income
Business Insurance	$556	$505	$562	$519	$449	$437	$1,061	$886
Personal Insurance	67	62	74	67	58	57	129	115
P&C Other Operations	22	20	20	19	19	18	42	37
Total Property & Casualty	645	587	656	605	526	512	1,232	1,038
Employee Benefits	137	131	153	136	118	126	268	244
Corporate	18	16	16	14	14	14	34	28
Total net investment income by segment	$800	$734	$825	$755	$658	$652	$1,534	$1,310

	Three Months Ended						Six Months Ended
Net Investment Income from Limited Partnerships and Other Alternative Investments	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Total Property & Casualty	$94	$62	$125	$71	$11	$28	$156	$39
Employee Benefits	20	13	35	20	2	11	33	13
Total net investment income from limited partnerships and other alternative investments [1]	$114	$75	$160	$91	$13	$39	$189	$52
[1]Amounts are included above in total net investment income by segment.

The Hartford Insurance Group, Inc.
Components of Net Realized Gains (Losses)
Consolidated

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$10	$18	$12	$17	$19	$13	$28	$32
Gross losses on sales of fixed maturities	(36)	(30)	(21)	(38)	(45)	(25)	(66)	(70)
Equity securities [1]	121	(17)	4	22	27	(12)	104	15
Net credit losses on fixed maturities, AFS	—	—	(2)	—	—	2	—	2
Change in ACL on mortgage loans	—	—	—	(6)	—	—	—	—
Other net losses [1] [3]	(31)	(23)	(23)	(12)	(20)	(27)	(54)	(47)
Total net realized gains (losses)	64	(52)	(30)	(17)	(19)	(49)	12	(68)
Net realized gains (losses), included in core earnings, before tax [3] [4]	(24)	1	—	2	—	2	(23)	2
Total net gains (losses) excluded from core earnings, before tax	40	(51)	(30)	(15)	(19)	(47)	(11)	(66)
Income tax expense (benefit) related to net realized losses excluded from core earnings	(8)	11	6	2	2	11	3	13
Total net realized gains (losses) excluded from core earnings, after tax	$32	$(40)	$(24)	$(13)	$(17)	$(36)	$(8)	$(53)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.
[3]Represents net periodic settlements on credit derivatives.
[4]Refer to [1] on page 2 for more information about a loss on disposal of real estate included within this line item.

The Hartford Insurance Group, Inc.
Composition of Invested Assets
Consolidated

	Jun 30 2026		Mar 31 2026		Dec 31 2025		Sept 30 2025		Jun 30 2025
	Amount [1]	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent
Total investments	$63,999	100.0%	$63,300	100.0%	$63,494	100.0%	$62,113	100.0%	$60,491	100.0%
Asset-backed securities	$4,783	10.4%	$4,668	10.2%	$4,663	10.1%	$4,506	10.0%	$4,376	9.8%
Collateralized loan obligations	3,360	7.3%	3,330	7.3%	3,316	7.2%	3,379	7.5%	3,393	7.6%
Commercial mortgage-backed securities	1,822	3.9%	2,232	4.8%	2,328	5.1%	2,498	5.5%	2,585	5.8%
Corporate	23,868	52.2%	23,305	51.1%	23,076	50.1%	23,079	51.0%	22,525	50.6%
Foreign government/government agencies	454	1.0%	436	1.0%	447	1.0%	409	0.9%	455	1.0%
Municipal	4,105	9.0%	4,255	9.3%	4,652	10.1%	4,481	9.9%	4,650	10.4%
Residential mortgage-backed securities	5,787	12.6%	6,092	13.4%	6,178	13.4%	5,778	12.8%	5,513	12.4%
U.S. Treasuries	1,645	3.6%	1,314	2.9%	1,381	3.0%	1,073	2.4%	1,061	2.4%
Total fixed maturities, AFS [2]	$45,824	100.0%	$45,632	100.0%	$46,041	100.0%	$45,203	100.0%	$44,558	100.0%
U.S. government/government agencies	$5,713	12.5%	$5,694	12.5%	$5,929	12.9%	$5,277	11.7%	$5,130	11.5%
AAA	7,264	15.8%	7,406	16.2%	7,751	16.8%	7,482	16.6%	7,333	16.4%
AA	7,772	17.0%	7,381	16.2%	7,340	15.9%	7,313	16.2%	7,439	16.7%
A	12,305	26.9%	12,517	27.4%	12,470	27.1%	12,628	27.9%	12,239	27.5%
BBB	10,501	22.9%	10,375	22.7%	10,250	22.3%	10,179	22.5%	10,070	22.6%
BB	1,798	3.9%	1,755	3.9%	1,818	4.0%	1,778	3.9%	1,726	3.9%
B	452	1.0%	492	1.1%	470	1.0%	534	1.2%	609	1.4%
CCC	19	—%	12	—%	13	—%	12	—%	12	—%
Total fixed maturities, AFS [2]	$45,824	100.0%	$45,632	100.0%	$46,041	100.0%	$45,203	100.0%	$44,558	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

The Hartford Insurance Group, Inc.
Invested Asset Exposures
June 30, 2026

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$7,272	$7,153	11.2%
Technology and communications	3,799	3,671	5.7%
Consumer non-cyclical	3,291	3,212	5.0%
Utilities	2,794	2,684	4.2%
Capital goods	1,784	1,775	2.8%
Consumer cyclical	1,681	1,662	2.6%
Energy	1,521	1,501	2.4%
Basic industry	1,254	1,241	1.9%
Transportation	852	821	1.3%
Other	713	708	1.1%
Total	$24,961	$24,428	38.2%
Top Ten Exposures by Issuer [1]
TPG Partners X	$304	$304	0.5%
26N Private Equity Partners I	280	280	0.4%
Goldman Sachs Group Inc.	221	210	0.3%
TPG AG ABC Structured Note	189	188	0.3%
Hyundai Motor Company	182	178	0.3%
Entergy Corporation	185	176	0.3%
Duke Energy Corporation	168	169	0.3%
Government of Canada	170	169	0.3%
The Toronto-Dominion Bank	176	169	0.2%
Bank of America Corporation	171	168	0.2%
Total	$2,046	$2,011	3.1%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, equity securities excluding mutual funds, and short-term investments excluding reverse repurchase agreements.

The Hartford Insurance Group, Inc.
Appendix
Basis of Presentation and Definitions
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Insurance Group, Inc. (the "Company", "we", or "our") currently conducts business principally in four reportable segments: Business Insurance, Personal Insurance, Property & Casualty Other Operations ("P&C Other Operations"), and Employee Benefits, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reportable segments: Business Insurance, Personal Insurance and P&C Other Operations. Business Insurance provides workers’ compensation, property, automobile, general liability, umbrella, package business, professional liability, bond, marine, livestock, accident and health, assumed reinsurance, and other product lines to businesses in the United States ("U.S.") and internationally. Business Insurance generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty insurance and reinsurance brokers. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Insurance provides standard automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and includes substantially all of the Company's asbestos and environmental exposures.
Employee Benefits provides employers and associations with group life, accident and disability coverage, along with other products and services, including voluntary benefits, and group retiree health.
The Company includes in the Corporate category discontinued operations of the Company's Hartford Funds business accounted for as held for sale, reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reportable segments. Corporate also includes investment management fees and expenses related to managing third-party assets.
Certain operating and statistical measures for P&C Business Insurance and Personal Insurance have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, effective policy count retention, premium retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Business Insurance represents the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Insurance, renewal written price increases represents the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Insurance, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•For small business, policy count retention represents the number of renewal policies issued during the current year period divided by the new and renewal policies issued in the prior period.
•For Personal Insurance, effective policy count retention represents the number of policies expected to renew in the current year period, based on contract effective dates, divided by the new and renewal policies effective in the prior period.
•Premium retention for middle & large business, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
•Policies in-force represents the number of policies with coverage in effect as of the end of the period. The number of policies in-force is a growth measure used for Personal Insurance as well as small business within Business Insurance and is affected by both new business growth and policy count retention.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss and loss adjustment expense ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss and loss adjustment expense ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.

A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses.
The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Employee Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
Discussion of Non-GAAP Financial Measures
The Company uses non-GAAP financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.

Core earnings per share- This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the U.S GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.
Basic Earnings Per Share

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net Income available to common stockholders per share	$4.73	$3.08	$4.05	$3.82	$3.49	$2.18	$7.80	$5.66
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized (gains) losses, excluded from core earnings, before tax	(0.15)	0.18	0.11	0.05	0.07	0.16	0.04	0.23
Integration and other non-recurring M&A costs, before tax	0.01	—	—	0.01	0.01	0.01	0.01	0.01
Change in deferred gain on retroactive reinsurance, before tax	—	(0.13)	—	(0.03)	(0.08)	(0.11)	(0.13)	(0.20)
Income tax benefit on items excluded from core earnings	0.03	—	(0.03)	—	—	(0.01)	0.03	0.01
Income from discontinued operations, net of tax	(1.16)	(0.19)	(0.22)	(0.21)	(0.20)	(0.16)	(1.35)	(0.36)
Core earnings per share	$3.46	$2.94	$3.91	$3.64	$3.29	$2.07	$6.40	$5.35
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the U.S. GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable U.S. GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
Diluted Earnings Per Share

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net Income available to common stockholders per diluted share	$4.68	$3.04	$3.98	$3.77	$3.44	$2.15	$7.71	$5.58
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized (gains) losses, excluded from core earnings, before tax	(0.14)	0.18	0.11	0.05	0.07	0.16	0.04	0.23
Integration and other non-recurring M&A costs, before tax	0.01	—	—	0.01	0.01	0.01	0.01	0.01
Change in deferred gain on retroactive reinsurance, before tax	—	(0.13)	—	(0.03)	(0.08)	(0.11)	(0.13)	(0.19)
Income tax expense (benefit) on items excluded from core earnings	0.02	—	(0.02)	—	—	(0.01)	0.02	—
Income from discontinued operations, net of tax	(1.15)	(0.19)	(0.22)	(0.21)	(0.20)	(0.16)	(1.33)	(0.36)
Core earnings per diluted share	$3.42	$2.90	$3.85	$3.59	$3.24	$2.04	$6.32	$5.27
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.

Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	Last Twelve Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025
Net income ROE	23.8%	23.0%	22.0%	20.3%	19.8%	18.8%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized (gains) losses, excluded from core earnings, before tax	0.3%	0.7%	0.6%	0.5%	0.6%	0.9%
Integration and other non-recurring M&A costs, before tax	—%	—%	—%	—%	—%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	(0.2%)	(0.4%)	(0.4%)	(0.3%)	(0.5%)	(0.6%)
Income tax expense (benefit) on items not included in core earnings	—%	(0.1%)	(0.1%)	—%	—%	(0.1%)
Impact of AOCI, excluded from denominator of core earnings ROE	(2.7%)	(2.9%)	(2.7%)	(2.1%)	(2.8%)	(2.8%)
Income from discontinued operations, net of tax	(2.5%)	(1.1%)	(1.1%)	(1.1%)	(1.1%)	(1.2%)
Core earnings ROE	18.7%	19.2%	18.3%	17.3%	16.0%	15.1%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable U.S. GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable U.S. GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable U.S. GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.

Underwriting gain (loss)-This non-GAAP financial measure is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Hartford's management evaluates profitability of the Business and Personal Insurance segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable U.S GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.
Property & Casualty

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net income	$851	$717	$968	$861	$800	$495	$1,568	$1,295
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(645)	(587)	(656)	(605)	(526)	(512)	(1,232)	(1,038)
Net realized (gains) losses	(17)	24	25	30	26	26	7	52
Net servicing and other (income) expense	(1)	(4)	(2)	(3)	(4)	(4)	(5)	(8)
Income tax expense	216	182	251	219	201	125	398	326
Underwriting gain	404	332	586	502	497	130	736	627
Current accident year catastrophes	222	230	(1)	70	212	467	452	679
Prior accident year development	(111)	(41)	(12)	(103)	(187)	(122)	(152)	(309)
Underlying underwriting gain	$515	$521	$573	$469	$522	$475	$1,036	$997
Business Insurance

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net income	$704	$536	$897	$710	$696	$477	$1,240	$1,173
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(556)	(505)	(562)	(519)	(449)	(437)	(1,061)	(886)
Net realized (gains) losses	(12)	19	21	26	20	24	7	44
Other expense (income)	1	(1)	1	—	1	1	—	2
Income tax expense	179	136	234	180	176	122	315	298
Underwriting gain	316	185	591	397	444	187	501	631
Current accident year catastrophes	129	171	(12)	39	114	280	300	394
Prior accident year development	(52)	30	(152)	(60)	(146)	(83)	(22)	(229)
Underlying underwriting gain	$393	$386	$427	$376	$412	$384	$779	$796

Personal Insurance

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net income	$130	$139	$212	$139	$91	$5	$269	$96
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(67)	(62)	(74)	(67)	(58)	(57)	(129)	(115)
Net realized (gains) losses	(4)	4	3	4	4	2	—	6
Net servicing and other (income) expense	(2)	(3)	(3)	(4)	(5)	(5)	(5)	(10)
Income tax expense	33	35	55	35	23	—	68	23
Underwriting gain (loss)	90	113	193	107	55	(55)	203	—
Current accident year catastrophes	93	59	11	31	98	187	152	285
Prior accident year development	(59)	(35)	(56)	(43)	(41)	(39)	(94)	(80)
Underlying underwriting gain	$124	$137	$148	$95	$112	$93	$261	$205
P&C Other Operations

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net income (loss)	$17	$42	$(141)	$12	$13	$13	$59	$26
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(22)	(20)	(20)	(19)	(19)	(18)	(42)	(37)
Net realized (gains) losses	(1)	1	1	—	2	—	—	2
Other expense	—	—	—	1	—	—	—	—
Income tax expense (benefit)	4	11	(38)	4	2	3	15	5
Underwriting gain (loss)	(2)	34	(198)	(2)	(2)	(2)	32	(4)
Prior accident year development	—	(36)	196	—	—	—	(36)	—
Underlying underwriting loss	$(2)	$(2)	$(2)	$(2)	$(2)	$(2)	$(4)	$(4)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable U.S. GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth on pages 10, 13 and 17, respectively.

Underlying loss and loss adjustment expense ratio- This non-GAAP financial measure is the cost of non-catastrophe loss and loss adjustment expenses incurred in the current accident year divided by earned premiums. The loss and loss adjustment expense ratio is the most directly comparable U.S. GAAP measure. Management believes that the underlying loss and loss adjustment expense ratio is a performance measure that is useful to investors as it removes the impact of volatile and unpredictable catastrophe losses and prior accident year development ("PYD"). A reconciliation of the loss and loss adjustment expense ratio to the underlying loss and loss adjustment expense ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth below.
Property & Casualty

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Loss and loss adjustment expense ratio	61.0	61.6	56.2	58.5	58.8	66.3	61.3	62.5
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	(2.5)	(4.2)	0.3	0.7	(0.6)	(8.2)	(3.3)	(4.3)
Underlying loss and loss adjustment expense ratio	58.6	57.4	56.5	59.3	58.3	58.1	58.0	58.2
Business Insurance

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Loss and loss adjustment expense ratio	60.4	62.8	51.5	57.3	56.1	62.8	61.6	59.4
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	(2.1)	(5.6)	4.5	0.6	1.0	(5.9)	(3.8)	(2.4)
Underlying loss and loss adjustment expense ratio	58.3	57.2	56.1	57.9	57.0	56.9	57.7	57.0
Personal Insurance

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Loss and loss adjustment expense ratio	63.8	60.6	53.3	62.9	69.0	79.1	62.2	73.9
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	(3.8)	(2.6)	4.7	1.2	(6.1)	(16.5)	(3.2)	(11.2)
Underlying loss and loss adjustment expense ratio	60.0	58.0	58.1	64.2	62.8	62.6	59.0	62.7

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Employee Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized (gains) losses. Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Employee Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized (gains) losses as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Employee Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Net income margin	7.7%	6.4%	7.2%	8.1%	8.5%	7.4%	7.1%	8.0%
Adjustments to reconcile net income margin to core earnings margin:
Net realized (gains) losses, before tax	(0.5%)	0.6%	0.5%	0.4%	0.8%	0.3%	—%	0.5%
Income tax expense (benefit)	0.1%	(0.1%)	(0.1%)	(0.2%)	(0.1%)	(0.1%)	—%	(0.1%)
Impact of excluding buyouts from denominator of core earnings margin	0.1%	—%	—%	—%	—%	—%	0.1%	—%
Core earnings margin	7.4%	6.9%	7.6%	8.3%	9.2%	7.6%	7.2%	8.4%
Net investment income excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Employee Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Net investment income is the most directly comparable U.S. GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Total net investment income	$800	$734	$825	$755	$658	$652	$1,534	$1,310
Adjustment for income from limited partnerships and other alternative investments	(114)	(75)	(160)	(91)	(13)	(39)	(189)	(52)
Net investment income excluding limited partnerships and other alternative investments	$686	$659	$665	$664	$645	$613	$1,345	$1,258
Property & Casualty

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Total net investment income	$645	$587	$656	$605	$526	$512	$1,232	$1,038
Adjustment for income from limited partnerships and other alternative investments	(94)	(62)	(125)	(71)	(11)	(28)	(156)	(39)
Net investment income excluding limited partnerships and other alternative investments	$551	$525	$531	$534	$515	$484	$1,076	$999
Employee Benefits

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Total net investment income	$137	$131	$153	$136	$118	$126	$268	$244
Adjustment for income from limited partnerships and other alternative investments	(20)	(13)	(35)	(20)	(2)	(11)	(33)	(13)
Net investment income excluding limited partnerships and other alternative investments	$117	$118	$118	$116	$116	$115	$235	$231

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Employee Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable U.S GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Annualized investment yield	4.9%	4.5%	5.2%	4.8%	4.3%	4.3%	4.7%	4.3%
Adjustment for income from limited partnerships and other alternative investments	(0.2%)	—%	(0.6%)	(0.2%)	0.3%	0.1%	(0.1%)	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.7%	4.5%	4.6%	4.6%	4.6%	4.4%	4.6%	4.5%
Property & Casualty

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Annualized investment yield	5.0%	4.6%	5.2%	4.9%	4.4%	4.3%	4.8%	4.3%
Adjustment for income from limited partnerships and other alternative investments	(0.3%)	(0.1%)	(0.6%)	(0.2%)	0.3%	0.1%	(0.2%)	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.7%	4.5%	4.6%	4.7%	4.7%	4.4%	4.6%	4.5%
Employee Benefits

	Three Months Ended						Six Months Ended
	Jun 30 2026	Mar 31 2026	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Jun 30 2026	Jun 30 2025
Annualized investment yield	4.8%	4.5%	5.3%	4.8%	4.1%	4.3%	4.7%	4.2%
Adjustment for income from limited partnerships and other alternative investments	(0.2%)	0.1%	(0.8%)	(0.3%)	0.3%	0.1%	(0.1%)	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.6%	4.6%	4.5%	4.5%	4.4%	4.4%	4.6%	4.4%